Exhibit 10.1

FORM OF

PURCHASE AND SUBSCRIPTION AGREEMENT

This PURCHASE AND SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof by and among URBAN-GRO, INC., a Delaware corporation (the “Company”), and each undersigned investor in the Company (each a “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company is making a private offering (the “Offering”) of 2,000,000 shares of its common stock, $0.001 par value per share (the “Common Stock”) at $0.10 per share;

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Common Stock and the Subscribers desire to purchase the amount of Common Stock set forth on the signature page hereto on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR COMMON STOCK AND REPRESENTATIONS BY SUBSCRIBER

1.1 The offering price is $0.10 per share of Common Stock. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that portion of the aggregate principal amount of the Common Stock authorized to be issued by the Company and set forth on the signature page hereto (the “Subscriber Offering Amount”) in the form of immediately available U.S. dollars in the amount of such Subscriber Offering Amount delivered by wire transfer or check to the account of the Company.

1.2 The Subscriber recognizes that the purchase of the Common Stock involves a high degree of risk including, but not limited to, those set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

1.3 The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as indicated by the Subscriber’s responses to the questions contained in Article VI hereof, and that the Subscriber is able to bear the economic risk of an investment in the Common Stock. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Common Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

1.4 The Subscriber hereby acknowledges and represents that (a) the Subscriber has sufficient knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Common Stock in order to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5 The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Company’s filings with the SEC and hereby represents that the Subscriber has been furnished by the Company with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber, its purchaser representative, attorney and/or accountant has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of this offering.

1.6 (a) In making the decision to invest in the Common Stock, the Subscriber has relied solely upon the information provided by the Company in its SEC filings and not on any oral statements may by any officer or director of the Company or any consultant to, or agent for the Company. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Common Stock hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Common Stock other than the Company’s SEC filings.

(b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Common Stock by the Company (or an authorized agent or representative of the Company) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Common Stock were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder and/or Regulation S. The Subscriber understands that the Common Stock have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Common Stock unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9 The Subscriber understands that the Common Stock have not been registered under the Securities Act or any state securities laws by reason of a claimed exemption under the provisions of the Securities Act and such state securities laws that depend, in part, upon the Subscriber’s investment intention.

1.10 The Subscriber understands that Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a six-month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Common Stock under the Securities Act or any state securities or “blue sky” laws.

1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock that such Common Stock have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Common Stock. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.12 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.13 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Common Stock. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, (a) it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.15 The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by NASD Rule 3050, receipt of which must be acknowledged by such firm in Section 6.3 below.

1.16 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law.

1.17 The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

II. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to conduct its business as currently conducted.

2.2 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its board of directors, chief executive officer and stockholders necessary for the (i) authorization, execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Common Stock contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to U.S. laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of U.S. law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued. The issuance and sale of the Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.3 No Conflict; Governmental Consents.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), properties, assets or results of operations of the Company (a “Material Adverse Effect”), or have been waived, the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Charter or bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Common Stock, except as have been obtained or such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

2.4 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.5 Placement Agents. The Company has not engaged placement agents to act as agent of the Company in connection with the transactions contemplated by this Agreement.

2.6 Indemnification. The Company agrees to hold the Subscriber and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns (including any future holder of Common Stock) harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Common Stock by the Company in violation of the Securities Act or any applicable state or foreign securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Company to comply with any covenant made by the Company in this Agreement or any other document furnished by the Company to any of the foregoing in connection with this transaction.

III. TERMS OF SUBSCRIPTION

3.1 Within two business days of receipt of subscriptions and related funds, the Company shall conduct a Closing and deliver the Common Stock to Subscriber.

IV. CONDITIONS TO OBLIGATIONS OF THE PARTIES

4.1 The Company’s obligation to issue the Common Stock at the Closing to the applicable Subscriber is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) The representations and warranties made by each Subscriber in Article I hereof shall be true and correct in all material respects.

(b) All covenants, agreements and conditions contained in this Agreement to be performed by such Subscriber on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(c) There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Common Stock (except as otherwise provided in this Agreement).

4.2 The Subscriber’s obligation to purchase the Common Stock at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects.

(b) All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(c) There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d) There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Common Stock (except as otherwise provided in this Agreement).

V. MISCELLANEOUS

5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by overnight courrier, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company:

urban-gro, Inc.

1751 Panorama Point

Unit G

Lafayette, CO 80026

c/o Bradley Nattrass, CEO

If to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

5.2 Piggyback Registration Rights. To the extent that the Company files a registration statement with the SEC covering the sale of its shares of common stock all shares currently owned by shareholders will be included in the registration statement.

5.3 No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

5.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.5 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Common Stock as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

5.6 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

5.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

5.11 This Agreement and each of the other Transaction Documents may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.12 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

Remainder of Page Intentionally Left Blank.

VI. CONFIDENTIAL INVESTOR QUESTIONNAIRE

6.1 ALL INVESTORS - The undersigned represents and warrants as indicated below by the undersigned’s mark:

A. Individual investors: (Please mark one or more of the following statements)

1.	_____I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.	_____I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.	_____I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (exclusive of my personal residence).

4.	_____I am a director or executive officer of Numa Numa Resources Limited or one of its affiliates.

B. Partnerships, corporations, trusts or other entities: (Please mark one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.	_____an employee benefit plan whose total assets exceed $5,000,000;

2.	_____an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.	_____a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.	_____an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000;

5.	_____a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Common Stock, with total assets excess of $5,000,000;

6.	_____a trust, not formed for the specific purpose of acquiring the Common Stock, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Common Stock; or

7.	_____an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor.

6.2 ALL INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s mark:

FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm:

Yes _________           No __________

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*	If subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by NASD Rule 3050.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

	6.4	ALL INVESTORS - Indicate manner in which title is to be held
(circle one)

		(a)	Individual Ownership
		(b)	Community Property
		(c)	Joint Tenant with Right of Survivorship (both parties must sign)
		(d)	Partnership
		(e)	Tenants in Common
		(f)	Corporation
		(g)	Limited Liability Company
		(h)	Trust
		(i)	Other

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VI and such answers have been provided under the assumption that the Company will rely on them.

“SUBSCRIBER”

AGGREGATE PRINCIPAL AMOUNT = $ ________ (TOTAL INVESTMENT) FOR _________ SHARES OF COMMON STOCK

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:

This Purchase and Subscription Agreement is agreed to and accepted as of January __, 2026.

“COMPANY”

URBAN-GRO, INC.

By:
	Name:	Bradley Nattrass
	Title:	Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Common Stock
are being subscribed for by an entity)

I, __________, am the __________ of __________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Purchase and Subscription Agreement and to purchase and hold the Common Stock, and certify further that the Purchase and Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ___ day of January, 2026.

(Signature)